UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event report) May 31, 2005

Pelican Financial, Inc.

(Exact name of registrant as specified in its charter)

Deleware	1-14986	58-2298215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3767 Ranchero Drive, Ann Arbor, Michigan		48108
(Address of principal executive offices)		(Zip Code)

734-662-9733
(Registrant’s telephone number, including area code)

(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5-Corporate Governance and Management

Item 5.02        Departure of Directors and Principal Officers

On May 31, 2005, Howard Nathan, Chief Financial Officer of Pelican Financial, Inc. resigned from the Board of Directors.  This decision was made to meet American Stock Exchange and Securities Exchange Commission requirements for the Board of Directors to consist of a majority of independent directors.  Howard Nathan will continue to perform his duties as Chief Financial Officer.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pelican Financial, Inc.

Dated: May 31, 2005	/s/ Charles C. Huffman
Charles C. Huffman
President and Chief Executive Officer